Exhibit 99.1

GIGCAPITAL2, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of GigCapital2, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of GigCapital2, Inc. (a Delaware corporation) (the “Company”) as of June 10, 2019. In our opinion, the balance sheet presents fairly, in all material respects, the financial position of the Company as of June 10, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the balance sheet, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the balance sheet. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the balance sheet. We believe that our audit provides a reasonable basis for our opinion.

/s/ BPM LLP

We have served as the Company’s auditor since 2019.

San Jose, California

June 13, 2019

GIGCAPITAL2, INC.

BALANCE SHEET

AS OF JUNE 10, 2019

ASSETS
Current assets:
Cash	$2,902,098
Prepaid expenses and other current assets	26,800

Total current assets	2,928,898
Cash held in Trust Account	150,000,000

TOTAL ASSETS	$152,928,898

LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Related party loan	$99,937
Accounts payable	450,812
Accrued liabilities	329,709

Total current liabilities	880,458

Commitments and contingencies (Note 5)
Common stock subject to possible redemption, 15,000,000 shares at a redemption value of $10.00 per share	147,048,439

Stockholders’ equity:
Preferred stock, par value of $0.0001 per share; 1,000,000 shares authorized; none issued or outstanding	—
Common stock, par value of $0.0001 per share; 100,000,000 shares authorized; 4,905,000 shares issued and outstanding(1)(2)	491
Additional paid-in capital	5,096,735
Accumulated deficit	(97,225)

TOTAL STOCKHOLDERS’ EQUITY	5,000,001

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS’ EQUITY	$152,928,898

(1)	This number includes up to 562,500 Founder Shares (as described in Note 4) subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.
(2)

Share amounts have been retroactively restated to reflect the stock dividend of 1,232,500 shares of common stock in April 2019 and the stock dividend of 575,000 shares of common stock in June 2019 (see Note 4).

The accompanying notes are an integral part of this balance sheet.

GIGCAPITAL2, INC.

NOTES TO BALANCE SHEET

Note 1—Organization and Plan of Business Operations

Organization and General

GigCapital2, Inc. (the “Company”) was incorporated in Delaware on March 6, 2019. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of June 10, 2019 the Company had not commenced any operations. All activity for the period from March 6, 2019 (date of inception) through June 10, 2019 relates to the Company’s formation and the initial public offering (the “Offering”) (Note 3). The Company will not generate any operating revenues until after completion of the Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash from the proceeds derived from the Offering. The Company has selected December 31 as its fiscal year end.

On June 5, 2019, the initial registration statement on Form S-1, as amended, in connection with the Offering of $130.0 million was declared effective. On June 5, 2019, the Company’s Board of Directors approved an increase of the Offering from $130.0 million to $150.0 million pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and declared a stock dividend in the amount of 0.1541 shares of common stock, par value $0.0001 per share, for each then outstanding share of common stock. The Company filed a Form S-1MEF to register the additional securities related to the increase in the size of the Offering. The Company entered into an underwriting agreement on June 5, 2019 to conduct the Offering, which was consummated on the same date with the delivery of 15,000,000 units (the “Units”), generating gross proceeds of $150,000,000, which is described in Note 3.

As further discussed in Note 4, simultaneously with the closing of the Offering, the Company consummated i) the sale of 492,500 units (the “Private Placement Units”) at a price of $10.00 per Unit in a private placement, generating gross proceeds of $4,925,000; and ii) the sale of 100,000 shares of common stock, $0.0001 par value, to one of its underwriters (the “Private Underwriter Shares”), at a price of $10.00 per share, generating gross proceeds of $1,000,000.

Following the closing of the Offering, net proceeds in the amount of $147,000,000 from the sale of the Units in the Offering and proceeds in the amount of $3,000,000 from the sale of Private Placement Units, for a total of $150,000,000, were placed in a trust account (“Trust Account”) (discussed below).

Transaction costs amounted to $3,804,335, consisting of $3,000,000 of underwriting fees and $804,335 of Offering costs. The Company’s remaining cash after payment of the Offering costs is held outside of the Trust Account for working capital purposes.

Sponsor and Founders

The Company’s sponsor, GigAcquisitions2, LLC, a Delaware limited liability company (the “Sponsor”), together with one of the underwriters, EarlyBirdCapital, Inc. (“EarlyBird”) and certain affiliates and employees of EarlyBird (the “EarlyBird Group”), and Northland Gig 2 Investment LLC, a Delaware limited liability company (“Northland Investment”) collectively make up the founders of the Company (the “Founders”).

The Trust Account

The funds in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds from the Offering outside the Trust Account may be used to pay for business, legal and accounting due diligence expenses on acquisition targets and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of 100% of the shares of common stock included in the units being sold in the Offering if the Company is unable to complete a Business Combination within 18 months; or (iii) the redemption of the public shares in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial Business Combination within 18 months from the closing of the Offering.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less taxes payable on interest earned) at the time the Company signs a definitive agreement in connection with the Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable or (ii) provide stockholders with the opportunity to have their shares redeemed by the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to redeem their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required by New York Stock Exchange rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of a Business Combination. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable. As a result, such shares of common stock are recorded at the redemption amount and classified as temporary equity. The amount in the Trust Account of $150,000,000 represents 15,000,000 public shares at $10.00 per public share.

The Company will have 18 months from the closing date of the Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the

Company’s net assets to its creditors and remaining stockholders, as part of its plan of dissolution and liquidation. The Founders, Northland Securities, Inc. (“Northland”) and our Chief Financial Officer, Ms. McDonough, who received 5,000 shares of common stock (the “insider shares”), have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the Founders, Northland or Ms. McDonough or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Offering.

Note 2—Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which at times, may exceed federally insured limits. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Cash

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Cash held in Trust Account

As of June 10, 2019, the assets held in the Trust Account were held in cash.

Common stock subject to possible redemption

Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of June 10, 2019, common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet. As of June 10, 2019, 15,000,000 shares of common stock were issued and outstanding and subject to possible redemption.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of the balance sheet in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs

Offering costs in the amount of $3,804,335 consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Offering.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the balance sheet carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of June 10, 2019. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of June 10, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the accompanying balance sheet.

Note 3—Offering

On June 10, 2019, the Company completed the Offering whereby the Company sold 15,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, one warrant to purchase one share of common stock (the “Warrants”) and one right to receive one-twentieth (1/20) of one share of common stock upon consummation of the initial Business Combination. Warrants will be exercisable for $11.50 per share, and the exercise price of the Warrants may be adjusted in certain circumstances as discussed further below. Under the terms of the Warrant agreement dated June 10, 2019, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s initial Business Combination.

The exercise price and number of Warrant shares issuable on exercise of the Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation of the Company. In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s Board of Directors, and in the case of any such issuance to the Company’s Founders or their affiliates, without taking into account any Founder Shares (as described in Note 4) held by them prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of its initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading-day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.50 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) the price at which the Company issues the additional shares of common stock or equity-linked securities.

Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 18-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the Warrants during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the Warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders.

Note 4—Related Party Transactions

Founder Shares

During the period from March 6, 2019 (date of inception) to March 12, 2019, the Sponsor and Northland Investment purchased 2,500,000 shares of common stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or $0.01 per share. In April 2019, the Company effected a stock dividend of 0.493 shares of common stock for each outstanding share of common stock, resulting in the Sponsor and Northland Investment holding an aggregate of 3,732,500 shares of its common stock. Subsequently, the Sponsor and Northland Investment sold 68,041 shares and 31,959 shares, respectively, to EarlyBird and the EarlyBird Group collectively for an aggregate purchase price of $670, or $0.0067 per share. In June 2019, the Company effected a stock dividend of 0.1541 shares of common stock for each outstanding share of common stock, resulting in the Sponsor, Northland Investment, EarlyBird and the EarlyBird Group holding an aggregate of 4,307,500 shares of its common stock. The Founder Shares are identical to the common stock included in the Units being sold in the Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

The Founders have agreed to forfeit up to 562,500 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the Founders and Ms. McDonough collectively will own 20% of the Company’s issued and outstanding shares after the Offering.

Private Placement

The Sponsor, Northland Investment and EarlyBird have agreed to purchase from the Company an aggregate of 492,500 units at a price of $10.00 per unit in a private placement that will occur simultaneously with the completion of the Offering (the “Private Placement Units”). Among the Private Placement Units, 417,500 units were purchased by the Sponsor, 26,000 units were purchased by EarlyBird, and 49,000 units were purchased by Northland Investment. Each Private Placement Unit consists of one share of the Company’s common stock, $0.0001 par value, one Warrant, and one right to receive one-twentieth of a share of common stock upon the consummation of the Company’s initial Business Combination. Warrants will be exercisable for $11.50 per share, and the exercise price of the Warrants may be adjusted in certain circumstances as described in Note 3. Under the terms of the Warrant agreement dated June 10, 2019, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act, following the completion of the Company’s initial Business Combination.

One of the Company’s underwriters, Northland, purchased 100,000 shares of common stock, $0.0001 par value, at a purchase price of $10.00 per share in a private placement that occurred simultaneously with the completion of the Offering (or 120,000 private underwriter shares if the underwriters’ over-allotment option is exercised in full). The Private Underwriter Shares are identical to the shares of common stock included in the Private Placement Units.

The Company’s Founders and underwriters have agreed not to transfer, assign or sell any of their Founder Shares, Private Placement Units, shares or other securities underlying such Private Placement Units, or Private Underwriter Shares until the earlier of (i) twelve months after the completion of the Company’s initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Company’s initial Business Combination or (ii) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

If the Company does not complete a Business Combination, then a portion of the proceeds from the sale of the Private Placement Units and all of the proceeds from the sale of the Private Underwriter Shares will be part of the liquidating distribution to the public stockholders.

Administrative Services Agreement and Other Agreements

The Company has agreed to pay $20,000 a month for office space, administrative services and secretarial support to an affiliate of the Sponsor, GigFounders, LLC. Services commenced on June 6, 2019, the date the securities are first listed on the New York Stock Exchange and will terminate upon the earlier of the consummation by the Company of an initial Business Combination or the liquidation of the Company.

Related Party Loans

The Company has entered into a promissory note with the Sponsor with a principal amount of $99,937, all of which remained outstanding as of June 10, 2019, (the “Promissory Note”) to be used for the payment of expenses related to the Offering. The Promissory Note is non-interest bearing, unsecured and is due on the earlier of (i) December 31, 2019 or (ii) the date on which the Company consummates an initial public offering of its securities. The balance may be prepaid at any time. The Company repaid the Promissory Note in full on June 11, 2019.

Note 5—Commitments and Contingencies

Registration Rights

The Company’s Founders, Northland and Ms. McDonough are entitled to registration rights pursuant to the registration rights agreement signed on June 5, 2019. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. There will be no penalties associated with delays in registering the securities under the registration rights agreement.

Underwriters Agreement

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotments, at the initial public offering price less the underwriting discounts and commissions.

The Company paid an underwriting discount of $0.20 of the per Unit offering price to the underwriters at the closing of the Offering. The underwriting discount is payable in cash. As further described in Note 4, one of the underwriters has agreed to purchase 100,000 shares of common stock, $0.0001 par value, for an aggregate purchase price of $1,000,000 (or 120,000 shares of common stock for an aggregate purchase price of $1,200,000 if the underwriters’ over-allotment option is exercised in full).

Business Combination Marketing Agreement

The Company engaged the underwriters as its advisors in connection with its Business Combination to assist the Company in holding meetings with its stockholders to discuss the potential Business Combination and the target business’s attributes, introduce the Company to potential investors that are interested in purchasing its securities in connection with the potential Business Combination, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay the underwriters a cash fee for such services upon the consummation of its initial Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the Offering, including any proceeds from the full or partial exercise of the over-allotment options.

Note 6—Stockholders’ Equity

Common Stock

The authorized common stock of the Company includes up to 100,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. As of June 10, 2019, there were 4,905,000 shares of common stock issued and outstanding and not subject to possible redemption, 562,500 of which were forfeitable as described in Note 4.

Included in the outstanding shares of common stock are 5,000 shares of insider shares issued in consideration of future services from the Company’s Chief Financial Officer. These shares are subject to forfeiture if the individual resigns or the services are terminated for cause prior to the completion of the Business Combination.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of June 10, 2019, there were no shares of preferred stock issued and outstanding.

Note 7—Subsequent Event

On June 11, 2019, the Company’s underwriters exercised their over-allotment option in full and on June 13, 2019, the Company sold 2,250,000 additional Units at a price of $10.00 per Unit, generating proceeds of $22,050,000, net of underwriting discounts and commissions of $0.20 per Unit or $450,000. Concurrently with the closing of the sale of the over-allotment Units, the Company consummated i) the sale of 75,000 additional Private Placement Units at a price of $10.00 per Unit, generating gross proceeds of $750,000; and ii) the sale of 20,000 shares of common stock, $0.0001 par value, to one of its underwriters, at a price of $10.00 per share, generating gross proceeds of $200,000. Following the closing of the sale of the over-allotment Units, net proceeds in the amount of $22,050,000 from the sale of the over-allotment Units and proceeds in the amount of $450,000 from the sale of Private Placement Units, for a total of $22,500,000, were placed in the Trust Account.